                                                                   Exhibit 10.22

                                                                  CONFORMED COPY

                                    AMENDMENT No. 5 dated as of March 24, 2003
                         (this "Amendment"), to the Credit Agreement dated as of September 30, 1997, as Amended and Restated as of May 31, 2000 (as so amended and restated and as further amended by Amendment No. 1 thereto dated as of September 30, 2000, Amendment No. 2 thereto dated as of July 10, 2001, Amendment No. 3 thereto dated as of April 2, 2002, and Amendment No. 4 thereto dated as of September 30, 2002, the "Credit Agreement"), among PLIANT CORPORATION (formerly known as Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), ASPEN INDUSTRIAL, S.A. DE C.V., a Mexico corporation (the "Mexico Borrower", and together with the Borrower, the "Borrowers"), the financial institutions party to the Credit Agreement as Lenders (the "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Administrative Agent and Collateral Agent, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan
                         Bank), as Syndication Agent.

               A. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

               B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

               C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended hereby.

               SECTION 1. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order, to read as follows:

               (i) "Amendment No. 5" means Amendment No. 5 dated as of March 24, 2003, to this Agreement.

               (ii)   "Cash Amount" has the meaning assigned to such term in
         Section 2.11(h).

               (iii)  "Delivery Day" has the meaning set forth in Section 5.15.

               (iv) "Eligible Voluntary Offering Proceeds" has the meaning set forth in the definition of "Voluntary Equity Offering Proceeds".

               (v)    "Equity Purchaser" means J.P. Morgan Partners (BHCA), L.P.

               (vi) "Initial Equity Offering Proceeds" means the $10,000,000 of gross proceeds that are received by or on behalf of the Borrower or any Subsidiary in respect of Specified Equity Offerings as a condition to the effectiveness of Amendment No. 5.

               (vii) "Mandatory Equity Offering Proceeds" means the first $25,000,000 of Net Proceeds (other than Initial Equity Offering Proceeds, Voluntary Equity Offering Proceeds and Net Proceeds that are or will be applied in accordance with clause (v) of Section 6.09(a)) received by or on behalf of the Borrower or any Subsidiary in respect of Specified Equity Offerings. Without limiting the generality of the foregoing, any Eligible Voluntary Offering Proceeds that are deemed to be Voluntary Equity Offering Proceeds pursuant to clause (a) of the proviso in the definition of "Voluntary Equity Offering Proceeds" shall become Mandatory Equity Offering Proceeds on the earlier of (a) the date on which such Eligible Voluntary Offering Proceeds are designated as Mandatory Equity Offering Proceeds by the Borrower or (b) the Delivery Day with respect to the fiscal quarter of the Borrower in which such Eligible Voluntary Offering Proceeds are received by the Borrower, if the Borrower does not affirmatively designate such Eligible Voluntary Offering Proceeds as Voluntary Equity Offering Proceeds on or before such Delivery Day.

               (viii) "Qualified Equity Provider" means any Person other than the Borrower or one of the Subsidiaries.

               (ix) "Purchase Agreement" means the purchase agreement between Pliant Corporation and J.P. Morgan Partners (BHCA), L.P. referred to in clause (e)(i) of Section 13 of Amendment No. 5 dated as of March 24, 2003, to this Agreement.

               (x) "Specified Equity Offering" means an issuance by the Borrower of (a) common stock, (b) Qualified Preferred Stock, (c) warrants to acquire common stock or Qualified Preferred Stock or (d) any combination of securities referred to in clauses (a), (b) and (c) above to, or the receipt by the Borrower of common capital contributions or capital contributions made in respect of Qualified Preferred Stock from, a Qualified Equity Provider, in each case after March 1, 2003.

               (xi) "Specified Equity Offering Proceeds" means (a) Initial Equity Offering Proceeds, (b) Voluntary Equity Offering Proceeds and
         (c) Mandatory Equity Offering Proceeds.

               (xii) "Target Senior Leverage Ratio" means, with respect to any date, the ratio set forth opposite such date in the following table:

               Period                                        Ratio

               March 31, 2003                                3.90  to 1.00
               June 30, 2003                                 3.95  to 1.00
               September 30, 2003                            3.75  to 1.00
               December 31, 2003                             3.50  to 1.00
               March 31, 2004                                3.40  to 1.00
               June 30, 2004                                 3.35  to 1.00
               September 30, 2004                            3.15  to 1.00
               December 31, 2004                             3.00  to 1.00


               (xiii) "Trigger Event" means, with respect to the last day of any fiscal quarter of the Borrower ending on or before December 31, 2004, that (a) the Leverage Ratio as of such day is not in compliance with
         Section 6.14 or (b) the Senior Debt Leverage Ratio as of such day exceeds the Target Senior Leverage Ratio with respect to such day.

               (xiv) "Voluntary Equity Offering Proceeds" means any portion of the first $40,000,000 of Net Proceeds (other than Initial Equity Offering Proceeds and Net Proceeds that are or will be applied in accordance with clause (v) of Section 6.09(a)) received by or on behalf of the Borrower or any Subsidiary on or before December 31, 2004, in respect of Specified Equity Offerings (such $40,000,000 of Net Proceeds, "Eligible Voluntary Offering Proceeds") that the Borrower designates, by written notice to the Administrative Agent on or before the Delivery Day with respect to the fiscal quarter of the Borrower in which such Net Proceeds are received, as "Voluntary Equity Offering Proceeds"; provided, that (a) subject to the limitation in clause (b) below, all Eligible Voluntary Offering Proceeds shall be deemed to be Voluntary Equity Offering Proceeds from and including the date of receipt by the Borrower of such Eligible Voluntary Offering Proceeds to but excluding such Delivery Day, except to the extent that the Borrower designates, by written notice to the Administrative Agent before such Delivery Day, such Eligible Voluntary Offering Proceeds to be Mandatory Equity Offering Proceeds, (b) at any time, the aggregate amount of Eligible Voluntary Offering Proceeds designated or deemed to be designated as Voluntary Equity Offering Proceeds at or prior to such time that did not become Mandatory Equity Offering Proceeds at or prior to such time may not exceed $15,000,000 and (c) the amount of Voluntary Equity Offering Proceeds so designated by the Borrower or deemed so designated at any time shall be at least $1,000,000. Notwithstanding anything herein to the contrary, any Eligible Voluntary Offering Proceeds that, pursuant to the foregoing provisions of this definition, would otherwise constitute Voluntary Equity Offering Proceeds will be deemed, on the Delivery Day immediately following the date such Eligible Voluntary Offering Proceeds are received, instead to constitute Mandatory Equity Offering Proceeds unless, on such Delivery Day (after giving effect to the issuance of Securities (as defined in the Purchase Agreement) by the Borrower that resulted in such Eligible Voluntary Offering Proceeds), there are authorized and reserved for issuance by the Borrower a number of Securities comprising the Equity Units (as defined in the Purchase Agreement) that is greater than or equal to the sum of (a) the maximum number of Securities that the Equity Purchaser could be required to purchase under the Purchase Agreement at or after such time and (b) the maximum number of such Securities that, under all other agreements in effect at such time, the Borrower could be required to issue at or after such time (determined without giving effect to potential future increases in the number of Securities required to be issued under such other agreements if the maximum amount of such increases cannot be determined at the time of calculation).

               (b) Section 1.01 of the Credit Agreement is hereby amended by replacing in its entirety the table set forth in the definition of "Applicable Rate" with the following:

========================================================================================================
            Leverage Ratio                 ABR Spread        Eurodollar Spread     Commitment Fee Rate
            --------------                 ----------        -----------------     -------------------
--------------------------------------------------------------------------------------------------------
              Category 1
              ----------
 Greater than or equal to 5.50 to 1.00         3.00%                4.00%                  0.750%
--------------------------------------------------------------------------------------------------------
              Category 2
          Less than 5.50 to 1
 but greater than or equal to 5.00 to          3.00%                4.00%
                 1.00                                                                      0.625%
--------------------------------------------------------------------------------------------------------
              Category 3                       2.50%                3.50%                  0.500%
              ----------
        Less than 5.00 to 1.00
 but greater than or equal to 4.25 to
                 1.00
--------------------------------------------------------------------------------------------------------
              Category 4                       2.25%                3.25%                  0.500%
              ----------
        Less than 4.25 to 1.00
========================================================================================================

               (c) The first sentence of the definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by (a) replacing the word "and" immediately before clause (h) of such sentence with the text ",", (b) deleting the text "," immediately following the text "Transactions and Permitted Acquisitions" in clause (h) of such sentence, and (c) inserting the following text "and (i) except for purposes of determining the Applicable Rate and Tranche B Rate, up to $5,000,000 in the aggregate of charges taken on or before September 30, 2003, in connection with (i) the termination or modification prior to their scheduled expiration of leases by the Borrower or a Restricted Subsidiary of properties located in North America or (ii) the termination or modification of subleases by third party tenants of such properties or the breach by such tenants of such subleases" immediately after the text "(h) all non-recurring transaction and financing expenses resulting from the Transactions and Permitted Acquisitions".

               (d) The definition of "Total Debt" in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text "minus the sum of
(c) except for purposes of determining the Applicable Rate and Tranche B Rate, the amount of Specified Equity Offering Proceeds received by the Borrower after such date of determination and on or before the Delivery Day with respect to the fiscal quarter or fiscal year of the Borrower ended on such date of determination pursuant to Section 5.15 that have been applied to prepay Loans (or cash collateralize Letters of Credit) in accordance with Section 2.11(b) and
(d) except for purposes of determining the Applicable Rate and Tranche B Rate, the aggregate amount of cash held as of such date in a cash collateral account pursuant to clause (y) of the proviso to clause (i) of the second sentence of
Section 2.11(b) or clause (iii) of the proviso to the third sentence of Section 2.11(b)" after the text "(b) all Securitization Obligations of the Borrower or any Receivables Finance Sub" in the definition of "Total Debt".

               (e) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Tranche B Rate" in its entirety as follows:

               "Tranche B Rate" means (a) if the Leverage Ratio is greater than or equal to 4.25 to 1.00 (i) 4.75% per annum, in the case of a Eurodollar Loan, and (ii) 3.75% per annum, in the case of an ABR Loan, or (b) if the Leverage Ratio is less than 4.25 to 1.00 (i) 4.50% per annum, in the case of a Eurodollar Loan, and (ii) 3.50% per annum, in the case of an ABR Loan.

               SECTION 2. Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by adding the following proviso immediately before the period at the end of paragraph (e) of such Section:

         ; provided further, that any prepayment of Term Borrowings of any Class made pursuant to Section 2.11(b) shall, in each case, to the extent made using Specified Equity Offering Proceeds, be applied, first, to reduce the next two scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section (other than those that have been reduced to zero by operation of this paragraph) in direct order of maturity, unless and until such next two scheduled repayments have been eliminated as a result of reductions hereunder and, second, to reduce the remaining scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section ratably

               SECTION 3. Amendments to Section 2.11. (a) Section 2.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (b) Subject to the provisions of Sections 2.11(e) and 5.08, in the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event (other than the Specified Equity Offering Proceeds and Net Proceeds that are or will be applied in accordance with clause (v) of Section 6.09(a)), the Borrower and the Mexico

         Borrower, as applicable, shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to the entire amount of such Net Proceeds. In the event and on each occasion that any Mandatory Equity Offering Proceeds are received by or on behalf of the Borrower or any Subsidiary, except as provided in the penultimate sentence of this paragraph (b), the Borrower and the Mexico Borrower, as applicable, shall, on the Business Day on which such Mandatory Equity Offering Proceeds are received, prepay (i) if such Mandatory Equity Offering Proceeds are received either (A) pursuant to a Specified Equity Offering that was required pursuant to Section 5.15 with respect to any fiscal quarter of the Borrower ending on or before December 31, 2003, or (B) at any time on or prior to December 31, 2003 ("2003 Proceeds"), (A) Revolving Borrowings in an aggregate amount equal to 50% of the amount of such Mandatory Equity Offering Proceeds (such 50%, the "Revolving Portion") and (B) Term Borrowings in an aggregate amount equal to 50% of the amount of such Mandatory Equity Offering Proceeds; provided, that if the Revolving Portion exceeds the aggregate principal amount of Revolving Borrowings outstanding immediately prior to such prepayment, then such excess of the Revolving Portion shall instead be applied to
         (w) first, prepay the Swingline Loans until all outstanding Swingline Loans have been prepaid, (x) second, reimburse any outstanding LC Disbursements, (y) third, cash collateralize the Letters of Credit by depositing the remainder of such excess in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, until all outstanding Letters of Credit have been so cash collateralized and (z) fourth, prepay Term Borrowings, or (ii) if such Mandatory Equity Offering Proceeds are not 2003 Proceeds, Term Borrowings in an aggregate amount equal to the entire amount of such Mandatory Equity Offering Proceeds. In the event and on each occasion that any Voluntary Equity Offering Proceeds are received by or on behalf of the Borrower or any Subsidiary, the Borrower shall on the Business Day on which such Voluntary Equity Offering Proceeds are received, prepay Revolving Borrowings in an aggregate amount equal to the entire amount of such Voluntary Equity Offering Proceeds; provided that if the amount of such Voluntary Equity Offering Proceeds exceeds the aggregate principal amount of Revolving Borrowings outstanding immediately prior to such prepayment, then the excess of such Voluntary Equity Offering Proceeds shall instead be applied to (i) first, prepay the Swingline Loans until all outstanding Swingline Loans have been prepaid, (ii) second, reimburse any outstanding LC Disbursements, (iii) third, cash collateralize the Letters of Credit by depositing the remainder of such excess in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, until all outstanding Letters of Credit have been so cash collateralized and (iv) fourth, prepay Term Borrowings. In the event and on each occasion that any Eligible Voluntary Offering Proceeds that were designated by the Borrower (or deemed to be so designated) as Voluntary Equity Offering Proceeds become Mandatory Equity Offering Proceeds, the Borrower and the Mexico Borrower, as applicable, shall, on the Business Day on which such Voluntary Equity Offering Proceeds become Mandatory Equity Offering Proceeds, prepay Term Borrowings in an aggregate amount equal to (i) if either (A) such Mandatory Equity Offering Proceeds are needed to satisfy a requirement pursuant to Section 5.15 with respect to any fiscal quarter of the Borrower ending on or before December 31, 2003, or (B) such Mandatory Equity Offering Proceeds become Mandatory Equity Offering Proceeds on or prior to December 31, 2003 ("Converted 2003 Proceeds"), 50% of the amount of such Mandatory Equity Offering Proceeds or (ii) if such Mandatory Equity Offering Proceeds are not Converted 2003 Proceeds, 100% of the amount of such Mandatory Equity Offering Proceeds. If, at any time, the aggregate amount of cash held as cash collateral pursuant to clause (y) of the proviso to clause (i) of the second sentence of this Section or clause (ii) of the proviso to the third sentence of this Section exceeds the LC Exposure at such time, then such excess cash shall be released to the Borrower.

               (b) Section 2.11(e)(ii) of the Credit Agreement is hereby amended by inserting the text "(other than Specified Equity Offering Proceeds)" after the text "the Borrower intends to utilize all or a specified portion of the Net Proceeds of such Prepayment Event" in such section.

               (c) The first sentence of Section 2.11(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               The Borrower (or, in the case of prepayment of a Mexico Term Borrowing, the Mexico Borrower) shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment; provided that any notice of a prepayment given by the Borrower in connection with a prepayment pursuant to Section 2.11(h) need only be given as early as practicable and in any event not later than the date of such prepayment.

               (d) Section 2.11 of the Credit Agreement is hereby amended by adding the following as Section 2.11(h):

               (h) If, at 3:00 p.m., New York City time, on any Business Day the amount, determined reasonably and in good faith by the Borrower (the "Cash Amount"), equal to (i) the aggregate amount of "cash and cash equivalents" and "marketable securities" of the Borrower and the Subsidiaries (other than Foreign

         Subsidiaries), in each case that would be required to be reflected on a consolidated balance sheet of the Borrower and the Subsidiaries prepared as of such time in accordance with GAAP (excluding any such "cash" that is not available funds), minus (ii) the aggregate amount of payments in such cash and cash equivalents that will be made (and will reduce such cash and cash equivalents) on such Business Day, is more than $5,000,000, then on such Business Day the Borrower shall prepay Revolving Borrowings and Swingline Loans to the extent necessary so that, after giving effect to such prepayment and the receipt by the Borrower of the proceeds of any Revolving Borrowings and Swingline Loans made or to be made on such Business Day, the Cash Amount will not exceed $5,000,000.

               SECTION 4. Amendment to Section 4.02. Section 4.02 of the Credit Agreement is hereby amended by adding the following as Section 4.02(c):

               (c) At the time of the Borrowing Request with respect to such Borrowing, the amount that the Borrower reasonably and in good faith estimates will be the Cash Amount at 3:00 p.m., New York City time, on the requested date of such Borrowing (after giving effect to such Borrowing) shall not exceed $5,000,000, and such Borrowing Request shall contain a statement to that effect and to the effect that the Borrower reasonably and in good faith expects to be in compliance with
         Section 6.17 as of the date of such Borrowing.

               SECTION 5. Amendment to Article V. Article V of the Credit Agreement is hereby amended by adding the following as Section 5.15:

               SECTION 5.15. Trigger Events. If, on any day (the "Delivery Day") on which the Borrower is required to deliver financial statements pursuant to Section 5.01(a) or (b) with respect to any fiscal quarter or fiscal year of the Borrower ending on or before December 31, 2004, any Trigger Event shall have occurred with respect to the last day of such fiscal quarter or fiscal year, then on or before the Delivery Day, the Borrower shall obtain cash pursuant to a Specified Equity Offering in an amount equal to the "Compliance Amount" at such time and apply such cash to prepay the Loans in accordance with the second sentence of
         Section 2.11(b); provided that the Borrower shall not be required to obtain cash pursuant to Specified Equity Offerings pursuant to this Section at any time to the extent that, as a result of doing so, the aggregate amount of cash obtained by the Borrower pursuant to Specified Equity Offerings (other than cash that constitutes Initial Equity Offering Proceeds or Voluntary Equity Offering Proceeds) would exceed $25,000,000. For purposes of this Section, "Compliance Amount" means, at any time, the greater of (a) $5,000,000 for the first Trigger Event or $1,000,000 for each subsequent Trigger Event and (b) the greater of
         (i) the amount, if any, by which Total Debt (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") as of the last day of the most recently completed fiscal quarter of the Borrower exceeded the maximum amount of Total Debt as of such day that could have existed without causing an Event of Default as of such day under Section 6.14 (calculated using Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day) and (ii) the amount, if any, by which the portion of Total Debt (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") accounted for by Senior Debt as of the last day of the most recently completed fiscal quarter of the Borrower exceeded the maximum amount of the portion of Total Debt accounted for by Senior Debt as of such day that could have existed without causing the Senior Debt Leverage Ratio to be in excess of the Target Senior Leverage Ratio as of such day (calculated using Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day).

               SECTION 6. Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by adding the following as Section 6.17:

               SECTION 6.17. Cash Held by Foreign Subsidiaries. The Borrower will not permit at any time on any day (a) the aggregate amount of "cash and cash equivalents" and "marketable securities" of the Foreign Subsidiaries, in each case that would be required to be reflected on a consolidated balance sheet of the Borrower and the Subsidiaries prepared as of such time in accordance with GAAP, minus (b) the aggregate amount of payments in such cash and cash equivalents that the Borrower reasonably and in good faith determines will be made by the Foreign Subsidiaries (and will reduce such cash and cash equivalents) on such day to exceed $15,000,000.

               SECTION 7. Amendment to Section 6.09. Section 6.09(a) of the Credit Agreement is hereby amended by (a) replacing the word "and" immediately before clause (iv) of such Section with the text "," and (b) inserting the text "and (v) the Borrower may repurchase or otherwise acquire from any holder thereof shares of Qualified Preferred Stock (whether outstanding on the date hereof or issued in a Specified Equity Offering) or shares or any other units of any other Security (as defined in the Purchase Agreement) issued in a Specified Equity Offering (or issued upon the exercise of any warrant issued in a Specified Equity Offering) for consideration consisting solely of (x) Securities of the types referred to in the definition of Specified Equity Offering, (y) cash in an aggregate amount not greater than the amount of Net Proceeds received from a substantially concurrent issuance of Securities of such types or (z) a combination of the Securities described in (x) and the cash described in (y).

               SECTION 8. Amendment to Section 6.14. The table set forth in
Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                                                            10
               Period                                              Ratio

               July 1, 2002 through September 30, 2002             5.50  to 1.00
               October 1, 2002 through December 31, 2002           6.10  to 1.00
               January 1, 2003 through March 31, 2003              6.60  to 1.00
               April 1, 2003 through June 30, 2003                 6.85  to 1.00
               July 1, 2003 through September 30, 2003             6.50  to 1.00
               October 1, 2003 through December 31, 2003           6.15  to 1.00
               January 1, 2004 through March 31, 2004              5.80  to 1.00
               April 1, 2004 through June 30, 2004                 5.65  to 1.00
               July 1, 2004 through September 30, 2004             5.40  to 1.00
               October 1, 2004 through December 31, 2004           5.15  to 1.00
               January 1, 2005 and thereafter                      4.00  to 1.00


               SECTION 9. Amendment to Section 6.15. The table set forth in
Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               Period                                              Ratio

               July 1, 2002 through September 30, 2002             1.75  to 1.00
               October 1, 2002 through December 31, 2002           1.60  to 1.00
               January 1, 2003 through March 31, 2003              1.40  to 1.00
               April 1, 2003 through June 30, 2003                 1.40  to 1.00
               July 1, 2003 through September 30, 2003             1.40  to 1.00
               October 1, 2003 through December 31, 2003           1.45  to 1.00
               January 1, 2004 through March 31, 2004              1.50  to 1.00
               April 1, 2004 through June 30, 2004                 1.60  to 1.00
               July 1, 2004 through September 30, 2004             1.70  to 1.00
               October 1, 2004 through December 31, 2004           1.80  to 1.00
               January 1, 2005 and thereafter                      2.25  to 1.00


               SECTION 10. Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by (a) deleting the text "or" immediately before paragraph (n) of such Article, (b) inserting the following text immediately after paragraph (n) of such Article:

               ; or

               (o) the Equity Purchaser or the Borrower shall assert that, for any reason, the purchase agreement contemplated by clause (e) of
         Section 13 of Amendment No. 5 is not a legal, valid or binding obligation of the Equity Purchaser or the

         Borrower or is not enforceable against the Equity Purchaser or the Borrower, or the Equity Purchaser or the Borrower shall fail to comply with any of its obligations under such purchase agreement;

and (c) by adding the following sentence to the end of such Article:

Notwithstanding the foregoing, for purposes of this Agreement, from and after the date on which any Specified Equity Offering Proceeds are received by the Borrower pursuant to Section 5.15 and applied to prepay Loans or cash collateralize the Letters of Credit in accordance with Section 2.11(b), any Event of Default pursuant to Section 6.14 as of the last day of any fiscal quarter of the Borrower that would not have arisen had such Specified Equity Offering Proceeds been so received and applied to prepay Loans or cash collateralize the Letters of Credit on or prior to such day, will be deemed effective as of such day (unless the maturity of Loans has been accelerated pursuant to Article VII prior to such day), not to be an Event of Default.

               SECTION 11. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

               (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

               (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

               (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

               SECTION 12. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m, New York City time, on March 21, 2003, an amendment fee (the "Amendment Fee") of 25 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender excluding the portion of such Loans prepaid, or to be prepaid, pursuant to
Section 13(d) of this Amendment.

               SECTION 13. Conditions to Effectiveness. This Amendment shall become effective as of March 24, 2003, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 11 hereof are true and correct

(as set forth on an officer's certificate delivered to the Administrative Agent), (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent and the Syndication Agent, shall have been paid or reimbursed, as applicable, (d) the Borrower shall have obtained , at any time after March 1, 2003, at least $10,000,000 in gross proceeds from a Specified Equity Offering, and the Borrower shall have applied $10,000,000 to prepay Term Borrowings after such date and (e) the Administrative Agent shall have received (i) an agreement between the Equity Purchaser and the Borrower, duly executed and delivered on behalf of the Equity Purchaser and the Borrower and in full force and effect (and identifying the Administrative Agent, the Syndication Agent and the Lenders as third-party beneficiaries), in substantially the form of Exhibit G hereto, pursuant to which if, at any time and from time to time, the Borrower is required to obtain an amount of cash from a Specified Equity Offering pursuant to Section 5.15 of the Credit Agreement, then on such day the Equity Purchaser shall, unless the Equity Purchaser shall cause an Affiliate thereof (other than the Borrower or any of the Subsidiaries) or another Qualified Equity Provider to, purchase equity securities from the Borrower or (at the option of the Equity Purchaser) make equity contributions to the Borrower (in each case as contemplated by the definition of "Specified Equity Offering"), and the Equity Purchaser shall or shall cause such Affiliate or Other Qualified Equity Purchaser to pay to the Administrative Agent (for the account of the Borrower) in respect of such purchase or contributions cash in an aggregate amount equal to the Compliance Amount at such time and (ii) a favorable written opinion (addressed to the Administrative Agent, the Syndication Agent and the Lenders) of counsel to the Equity Purchaser, in form and substance reasonably satisfactory to the Administrative Agent, with respect to the Equity Purchaser and the purchase agreement referred to in clause (e)(i) of this Section. The purchase agreement referred to in clause (e) of this Section shall be a Loan Document for all purposes (other than for purposes of Section 9.02 of the Credit Agreement), and the Equity Purchaser shall be deemed to be (a) a Loan Party solely for purposes of Section 4.02(a) of the Credit Agreement and (b) a Subsidiary solely for purposes of paragraph (c) of Article VII of the Credit Agreement. Any prepayment of a Term Borrowing described in clause (d) of this Section shall be deemed to be a mandatory prepayment under Section 2.11(b) of the Credit Agreement.

               SECTION 14. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

               SECTION 15. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 16. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

               SECTION 17. Expenses. The Borrower agrees to reimburse the Administrative Agent and the Syndication Agent for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Syndication Agent.

               SECTION 18. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                       PLIANT CORPORATION, formerly known
                                       as Huntsman Packaging Corporation,

                                         by
                                            /s/    Brian E. Johnson
                                            ------------------------------------
                                            Name:  Brian E. Johnson
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                        ASPEN INDUSTRIAL, S.A. DE C.V.,

                                         by
                                            /s/    Brian E. Johnson
                                            ------------------------------------
                                            Name:  Brian E. Johnson
                                            Title: Executive Vice President and
                                                   Treasurer


                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS, formerly known as Bankers
                                       Trust Company, individually and as
                                       Administrative Agent,

                                         by
                                            /s/    M.A. Orlando
                                            ------------------------------------
                                            Name:  Marco Orlando
                                            Title: Director


                                       JPMORGAN CHASE BANK, formerly
                                       known as The Chase Manhattan Bank, as
                                       Syndication Agent,

                                         by
                                            /s/    Peter A. Dedousis
                                            ------------------------------------
                                            Name:  Peter A. Dedousis
                                            Title: Managing Director

                                       AIMCO CDO SERIES 2000-A,

                                         by
                                            /s/    Chris Goergen
                                            ------------------------------------
                                            Name:  Chris Goergen
                                            Title: Authorized Signatory


                                         by
                                            /s/    David Walsh
                                            ------------------------------------
                                            Name:  David Walsh
                                            Title: Authorized Signatory


                                       AIMCO CLO SERIES 2001-A,

                                         by
                                            /s/    Chris Goergen
                                            ------------------------------------
                                            Name:  Chris Goergen
                                            Title: Authorized Signatory


                                         by
                                            /s/    David Walsh
                                            ------------------------------------
                                            Name:  David Walsh
                                            Title: Authorized Signatory


                                       ALLSTATE LIFE INSURANCE COMPANY,

                                         by
                                            /s/    Chris Goergen
                                            ------------------------------------
                                            Name:  Chris Goergen
                                            Title: Authorized Signatory


                                         by
                                            /s/    David Walsh
                                            ------------------------------------
                                            Name:  David Walsh
                                            Title: Authorized Signatory

                                       CENTURION CDO II, LTD.,

                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                         by
                                            /s/    Leanne Stavrakis
                                            ------------------------------------
                                            Name:  Leanne Stavrakis
                                            Title: Director - Operations


                                       CENTURION CDO III, LTD.,

                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                         by
                                            /s/    Leanne Stavrakis
                                            ------------------------------------
                                            Name:  Leanne Stavrakis
                                            Title: Director - Operations


                                       CENTURION CDO VI, LTD.,

                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                         by
                                            /s/    Leanne Stavrakis
                                            ------------------------------------
                                            Name:  Leanne Stavrakis
                                            Title: Director - Operations


                                       SEQUILS - CENTURION V, LTD.,

                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                         by
                                            /s/    Leanne Stavrakis
                                            ------------------------------------
                                            Name:  Leanne Stavrakis
                                            Title: Director - Operations

                                       KZH CYPRESSTREE-1 LLC,

                                         by
                                            /s/    Dorian Herrera
                                            ------------------------------------
                                            Name:  Dorian Herrera
                                            Title: Authorized Agent


                                       KZH ING-2 LLC,

                                         by
                                            /s/    Dorian Herrera
                                            ------------------------------------
                                            Name:  Dorian Herrera
                                            Title: Authorized Agent


                                       KZH STERLING LLC,

                                         by
                                            /s/    Dorian Herrera
                                            ------------------------------------
                                            Name:  Dorian Herrera
                                            Title: Authorized Agent


                                       AURUM CLO 2002-1 LTD.,

                                       By: Stein Roe & Farnham Incorporated,
                                       as Investment Manager

                                         by
                                            /s/    James R. Fellows
                                            ------------------------------------
                                            Name:  James R. Fellows
                                            Title: Senior Vice President &
                                                   Portfolio Manager


                                       BANK OF NOVA SCOTIA,

                                         by
                                            /s/    Mark Sparrow
                                            ------------------------------------
                                            Name:  Mark Sparrow
                                            Title: Director

                                       THE BANK OF NEW YORK,

                                         by
                                            /s/    Lizanne J. Baerle
                                            ------------------------------------
                                            Name:  Lizanne J. Baerle
                                            Title: Vice President


                                       BANK ONE, NA,

                                         by
                                            /s/    Mark F. Nelson
                                            -----------------------------------
                                            Name:  Mark F. Nelson
                                            Title: Vice President


                                       HANOVER SQUARE CLO LTD.,

                                       By: Blackstone Debt Advisors L.P.,
                                       as Collateral Manager

                                         by
                                            /s/    Dean T. Criares
                                            ------------------------------------
                                            Name:  Dean T. Criares
                                            Title: Managing Director


                                       CARLYLE HIGH YIELD PARTNERS II, LTD.,

                                         by
                                            /s/    Linda Pace
                                            ------------------------------------
                                            Name:  Linda Pace
                                            Title: Principal


                                       SIERRA CLO I, LTD.,

                                         by
                                            /s/    Kevin J. Hickam
                                            ------------------------------------
                                            Name:  Kevin J. Hickam
                                            Title: Managing Director

                                       WINGED FOOT FUNDING TRUST,

                                         by
                                            /s/    Diana L. Mushill
                                            ------------------------------------
                                            Name:  Diana L. Mushill
                                            Title: Authorized Agent


                                       LCM I LIMITED PARTNERSHIP,

                                       By: Lyon Capital Management LLC,
                                       as Attorney-in-Fact

                                         by
                                            /s/    Farboud Tavangar
                                            ------------------------------------
                                            Name:  Farboud Tavangar
                                            Title: Senior Portfolio Manager


                                       CYPRESSTREE INVESTMENT
                                       MANAGEMENT COMPANY, INC.,

                                       As: Attoreny-in-Fact and on behalf of
                                       First Allmerica Financial Life Insurance
                                       Company as Portfolio Manager

                                         by
                                            /s/    Jeffrey Megar
                                            ------------------------------------
                                            Name:  Jeffrey Megar
                                            Title: Principal


                                       BRYN MAWR CLO, LTD.,

                                       By: Deerfield Capital Management, LLC
                                       as its Collateral Manager

                                         by
                                            /s/    Mark E. Wittnebel
                                            ------------------------------------
                                            Name:  Mark E. Wittnebel
                                            Title: Senior Vice President

                                       ROSEMONT CLO, LTD.,

                                       By: Deerfield Capital Management, LLC
                                       as its Collateral Manager

                                         by
                                            /s/    Mark E. Wittnebel
                                            ------------------------------------
                                            Name:  Mark E. Wittnebel
                                            Title: Senior Vice President


                                       SEQUILS-CUMBERLAND I, LTD.,

                                       By: Deerfield Capital Management, LLC
                                       as its Collateral Manager
                                         by
                                            /s/    Mark E. Wittnebel
                                            ------------------------------------
                                            Name:  Mark E. Wittnebel
                                            Title: Senior Vice President


                                       MUIRFIELD TRADING LLC,

                                         by
                                            /s/    Diana L. Mushill
                                            ------------------------------------
                                            Name:  Diana L. Mushill
                                            Title: Assistant Vice President


                                       OLYMPIC FUNDING TRUST, SERIES 1999-1,

                                         by
                                            /s/    Diana L. Mushill
                                            ------------------------------------
                                            Name:  Diana L. Mushill
                                            Title: Authorized Agent

                                       ERSTE BANK,

                                         by
                                            /s/    Brandon A. Meyerson
                                            ------------------------------------
                                            Name:  Brandon A. Meyerson
                                            Title: Vice President, Erste Bank
                                                   New York Branch


                                         by
                                            /s/    Bryan J. Lynch
                                            ------------------------------------
                                            Name:  Bryan J. Lynch
                                            Title: First Vice President


                                       FIRSTRUST BANK,

                                         by
                                            /s/    Bryan T. Denney
                                            ------------------------------------
                                            Name:  Bryan T. Denney
                                            Title: Vice President


                                       FLAGSHIP CLO II,

                                         by
                                            /s/    Mark Pelletier
                                            ------------------------------------
                                            Name:  Mark Pelletier
                                            Title: Director


                                       IKB INTERNATIONAL S.A.,

                                         by
                                            /s/    Manfred Zlwey
                                            ------------------------------------
                                            Name:  Manfred Zlwey
                                            Title: Director


                                         by
                                            /s/    Stephen Jessett
                                            ------------------------------------
                                            Name:  Stephen Jesset
                                            Title: Director

                                       ARCHIMEDES FUNDING II, LTD.,

                                       By: ING Capital Advisors LLC,
                                       as Collateral Manager

                                         by
                                            /s/    Gordon Cook
                                            ------------------------------------
                                            Name:  Gordon Cook
                                            Title: Senior Vice President &
                                                   Portfolio Manager


                                       ING-ORYX CLO, LTD.,

                                       By: ING Capital Advisors LLC,
                                       as its Collateral Manager

                                         by
                                            /s/    Gordon Cook
                                            ------------------------------------
                                            Name:  Gordon Cook
                                            Title: Senior Vice President &
                                                   Portfolio Manager


                                       BALANCED HIGH-YIELD FUND I, LTD.,

                                       By: ING Capital Advisors LLC,
                                       as Asset Manager

                                         by
                                            /s/    Gordon Cook
                                            ------------------------------------
                                            Name:  Gordon Cook
                                            Title: Senior Vice President &
                                                   Portfolio Manager


                                       PILGRIM CLO 1999-1 LTD.,

                                       By: ING Investments, LLC
                                       as its Investment Manager

                                         by
                                            /s/    Charles E. LeMieux, CFA
                                            ------------------------------------
                                            Name:  Charles E. LeMieux, CFA
                                            Title: Vice President

                                       ML CLO XII PILGRIM AMERICA (CAYMAN) LTD,

                                       By: ING Investments, LLC
                                       as its Investment Manager

                                         by
                                            /s/    Charles E. LeMieux, CFA
                                            ------------------------------------
                                            Name:  Charles E. LeMieux, CFA
                                            Title: Vice President


                                       ING PRIME RATE TRUST,

                                       By: ING Investments, LLC
                                       as its Investment Manager

                                         by
                                            /s/    Charles E. LeMieux, CFA
                                            ------------------------------------
                                            Name:  Charles E. LeMieux, CFA
                                            Title: Vice President


                                       HELLER FINANCIAL, INC.,

                                         by
                                            /s/    Robert M. Kadlick
                                            ------------------------------------
                                            Name:  Robert M. Kadlick
                                            Title: Duly Authorized Signatory


                                       GOLDMAN SACHS CREDIT PARTNERS L.P.,

                                         by
                                            /s/    Patricia Tessier
                                            ------------------------------------
                                            Name:  Patricia Tessier
                                            Title: Authorized Signatory


                                       KATONAH I, LTD.,

                                         by
                                            /s/    Ralph Della Rocca
                                            ------------------------------------
                                            Name:  Ralph Della Rocca
                                            Title: Authorized Officer

                                       KATONAH II, LTD.,

                                         by
                                            /s/    Ralph Della Rocca
                                            ------------------------------------
                                            Name:  Ralph Della Rocca
                                            Title: Authorized Officer


                                       KATONAH III, LTD.,

                                         by
                                            /s/    Ralph Della Rocca
                                            ------------------------------------
                                            Name:  Ralph Della Rocca
                                            Title: Authorized Officer


                                       KATONAH IV, LTD.,

                                         by
                                            /s/    Ralph Della Rocca
                                            ------------------------------------
                                            Name:  Ralph Della Rocca
                                            Title: Authorized Officer


                                       MAPLEWOOD (CAYMAN) LIMITED,

                                       By: David L. Babson & Company Inc. under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Company as
                                       Investment Manager

                                         by
                                            /s/    Glenn P. Duffy
                                            ------------------------------------
                                            Name:  Glenn P. Duffy, CFA
                                            Title: Managing Director

                                       MASSACHUSETTS MUTUAL LIFE
                                       INSURANCE COMPANY,

                                       By: David L. Babson & Company Inc.
                                       as Investment Adviser

                                         by
                                            /s/    Glenn P. Duffy
                                            ------------------------------------
                                            Name:  Glenn P. Duffy, CFA
                                            Title: Managing Director


                                       METROPOLITAN LIFE INSURANCE CORPORATION,

                                         by
                                            /s/    James R. Dinger
                                            ------------------------------------
                                            Name:  James R. Dinger
                                            Title: Director


                                       MONY LIFE INSURANCE COMPANY,

                                       By: MONY Capital Management, Inc.,
                                       as Investment Adviser

                                         by
                                            /s/    Suzanne E. Walton
                                            ------------------------------------
                                            Name:  Suzanne E. Walton
                                            Title: Senior Managing Director


                                       MORGAN STANLEY PRIME INCOME TRUST,

                                         by
                                            /s/    Sheila A. Finnerty
                                            ------------------------------------
                                            Name:  Sheila A. Finnerty
                                            Title: Executive Director

                                       NATEXIS BANQUES POPULAIRES,

                                         by
                                            /s/    Frank H. Madden, Jr.
                                            ------------------------------------
                                            Name:  Frank H. Madden, Jr.
                                            Title: Vice President & Group
                                                   Manager


                                       NATIONAL CITY BANK,

                                         by
                                            /s/    Andrew J. Pernsteiner
                                            ------------------------------------
                                            Name:  Andrew J. Pernsteiner
                                            Title: Account Officer


                                       CLYDESDALE CLO 2001-I, LTD.,

                                       By: Nomura Corporate Research and Asset
                                       Management Inc. as Collateral Manager

                                         by
                                            /s/    Elizabeth MacLean
                                            ------------------------------------
                                            Name:  Elizabeth MacLean
                                            Title: Vice President


                                       OAK HILL CREDIT PARTNERS I, LIMITED,

                                       By: Oak Hill CLO Management I, LLC as
                                       Investment Manager

                                         by
                                            /s/    Scott D. Krase
                                            ------------------------------------
                                            Name:  Scott D. Krase
                                            Title: Authorized Signatory

                                       OAK HILL CREDIT PARTNERS II,
                                       LIMITED,

                                       By: Oak Hill CLO Management II, LLC as
                                       Investment Manager

                                         by
                                            /s/    Scott D. Krase
                                            ------------------------------------
                                            Name:  Scott D. Krase
                                            Title: Authorized Signatory


                                       OAK HILL SECURITIES FUND, L.P.,

                                       By: Oak Hill Securities GenPar, L.P., its
                                       General Partner

                                       By: Oak Hill Securities MGP, Inc., its
                                       General Partner

                                         by
                                            /s/    Scott D. Krase
                                            ------------------------------------
                                            Name:  Scott D. Krase
                                            Title: Authorized Signatory


                                       OAK HILL SECURITIES FUND II, L.P.,

                                       By: Oak Hill Securities GenPar II, L.P.,
                                       its General Partner

                                       By: Oak Hill Securities MGP II, Inc., its
                                       General Partner

                                         by
                                            /s/    Scott D. Krase
                                            ------------------------------------
                                            Name:  Scott D. Krase
                                            Title: Authorized Signatory

                                       OCTAGON INVESTMENT PARTNERS II, LLC,

                                       By: Octagon Credit Investors, LLC as
                                       sub-Investment Manager

                                         by
                                            /s/    Michael B. Nechamkin
                                            ------------------------------------
                                            Name:  Michael B. Nechamkin
                                            Title: Portfolio Manager


                                       OCTAGON INVESTMENT PARTNERS III, LTD.,

                                       By: Octagon Credit Investors, LLC as
                                       Portfolio Manager

                                         by
                                            /s/    Michael B. Nechamkin
                                            ------------------------------------
                                            Name:  Michael B. Nechamkin
                                            Title: Portfolio Manager


                                       OCTAGON INVESTMENT PARTNERS IV, LTD.,

                                       By: Octagon Credit Investors, LLC as
                                       Collageral Manager

                                         by
                                            /s/    Michael B. Nechamkin
                                            ------------------------------------
                                            Name:  Michael B. Nechamkin
                                            Title: Portfolio Manager


                                       OCTAGON INVESTMENT PARTNERS V, LTD.,

                                       By: Octagon Credit Investors, LLC as
                                       Portfolio Manager

                                         by
                                            /s/    Michael B. Nechamkin
                                            ------------------------------------
                                            Name:  Michael B. Nechamkin
                                            Title: Portfolio Manager

                                       GALAXY CLO 1999-1, LTD.,

                                          by
                                            /s/    W. Jeffrey Baxter
                                            ------------------------------------
                                            Name:  W. Jeffrey Baxter
                                            Title: Authorized Agent


                                       KZH SOLEIL LLC,

                                         by
                                            /s/    Dorian Herrera
                                            ------------------------------------
                                            Name:  Dorian Herrera
                                            Title: Authorized Agent


                                       KZH SOLEIL-2 LLC,

                                         by
                                            /s/    Dorian Herrera
                                            ------------------------------------
                                            Name:  Dorian Herrera
                                            Title: Authorized Agent


                                       SANKATY ADVISORS, LLC, AS
                                       COLLATERAL MANAGER FOR BRANT
                                       POINT II CBO 2000-1 LTD., AS TERM
                                       LENDER,

                                         by
                                            /s/    Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director and
                                                   Portfolio Manager


                                       SANKATY ADVISORS, LLC, AS COLLATERAL
                                       MANAGER FOR CASTLE HILL I - INGOTS, LTD.,
                                       AS TERM LENDER,

                                         by
                                            /s/    Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director and
                                                   Portfolio Manager

                                       SANKATY ADVISORS, LLC, AS COLLATERAL
                                       MANAGER FOR CASTLE HILL II - INGOTS,
                                       LTD., AS TERM LENDER,

                                         by
                                            /s/    Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director and
                                                   Portfolio Manager


                                       SANKATY ADVISORS, LLC, AS
                                       COLLATERAL MANAGER FOR GREAT
                                       POINT CLO 1999-1 LTD., AS TERM
                                       LENDER,

                                         by
                                            /s/    Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director and
                                                   Portfolio Manager


                                       SANKATY ADVISORS, LLC, AS
                                       COLLATERAL MANAGER FOR RACE
                                       POINT CLO, LIMITED, AS TERM
                                       LENDER,

                                         by
                                            /s/    Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director and
                                                   Portfolio Manager

                                       SANKATY ADVISORS, LLC, AS
                                       COLLATERAL MANAGER FOR RACE
                                       POINT II CLO, LIMITED, AS TERM
                                       LENDER,

                                         by
                                            /s/    Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director and
                                                   Portfolio Manager


                                       SANKATY HIGH YIELD PARTNERS III, L.P.

                                         by
                                            /s/    Diane J. Exter
                                            ------------------------------------
                                            Name:  Diane J. Exter
                                            Title: Managing Director and
                                                   Portfolio Manager


                                       HARBOUR TOWN FUNDING LLC,

                                         by
                                            /s/    Diana L. Mushill
                                            ------------------------------------
                                            Name:  Diana L. Mushill
                                            Title: Assistant Vice President


                                       HARBOUR TOWN FUNDING TRUST,

                                         by
                                            /s/    Diana L. Mushill
                                            ------------------------------------
                                            Name:  Diana L. Mushill
                                            Title: Authorized Agent

                                       SMOKY RIVER CDO, L.P.,

                                       By: RBC Leveraged Capital as Portfolio
                                       Advisor

                                         by
                                            /s/    Melissa Marano
                                            ------------------------------------
                                            Name:  Melissa Marano
                                            Title: Partner


                                       STANFIELD CLO LTD.,

                                       By: Stanfield Capital Partners LLC as its
                                       Collateral Manager

                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                       STANFIELD/RMF TRANSATLANTIC CDO LTD,

                                       By: Stanfield Capital Partners LLC as its
                                       Collateral Manager

                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                       WINDSOR LOAN FUNDING, LIMITED,

                                       By: Stanfield Capital Partners LLC as its
                                       Investment Manager

                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner

                                       STANFIELD ARBITRAGE CDO, LTD.,

                                       By: Stanfield Capital Partners LLC as its
                                       Collateral Manager

                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                       STANFIELD CARRERA CLO, LTD.,

                                       By: Stanfield Capital Partners LLC as its
                                       Asset Manager

                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                       STANFIELD QUATTRO CLO, LTD.,

                                       By: Stanfield Capital Partners LLC as its
                                       Collateral Manager

                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                       HAMILTON CDO, LTD.,

                                       By: Stanfield Capital Partners LLC as its
                                       Collateral Manager
                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner

                                       SUNAMERICA SENIOR FLOATING RATE FUND
                                       INC.,

                                       By: Stanfield Capital Partners LLC as
                                       Subadvisor

                                         by
                                            /s/    Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                       LIBERTY FLOATING RATE ADVANTAGE FUND,

                                       By: Stein Roe & Farnham Incorporated, as
                                       Advisor

                                         by
                                            /s/    James R. Fellows
                                            ------------------------------------
                                            Name:  James R. Fellows
                                            Title: Senior Vice President &
                                                   Portfolio Manager


                                       CREDIT INDUSTRIEL ET COMMERCIAL,

                                         by
                                            /s/    Sean Mounier
                                            ------------------------------------
                                            Name:  Sean Mounier
                                            Title: First Vice President


                                         by
                                            /s/    Brian O'Leary
                                            ------------------------------------
                                            Name:  Brian O'Leary
                                            Title: Vice President


                                       U.S. BANK NATIONAL ASSOCIATION,

                                         by
                                            /s/    Scott J. Bell
                                            ------------------------------------
                                            Name:  Scott J. Bell
                                            Title: Vice President

                                       VAN KAMPEN CLO I, LIMITED,

                                       By: Van Kampen Investment Advisory Corp
                                       as Collateral Manager

                                         by
                                            /s/    Frank Sherrod
                                            ------------------------------------
                                            Name:  Frank Sherrod
                                            Title: Vice President


                                       VAN KAMPEN CLO II, LIMITED,

                                       By: Van Kampen Investment Advisory Corp
                                       as Collateral Manager

                                         by
                                            /s/    Frank Sherrod
                                            ------------------------------------
                                            Name:  Frank Sherrod
                                            Title: Vice President


                                       VAN KAMPEN PRIME RATE INCOME TRUST,

                                       By: Van Kampen Investment Advisory Corp.

                                         by
                                            /s/    Brad Langs
                                            ------------------------------------
                                            Name:  Brad Langs
                                            Title: Executive Director


                                       VAN KAMPEN SENIOR FLOATING RATE FUND,

                                       By: Van Kampen Investment Advisory Corp.

                                         by
                                            /s/    Brad Langs
                                            ------------------------------------
                                            Name:  Brad Langs
                                            Title: Executive Director

                                       VAN KAMPEN SENIOR INCOME TRUST,

                                       By: Van Kampen Investment Advisory Corp.

                                         by
                                            /s/    Brad Langs
                                            ------------------------------------
                                            Name:  Brad Langs
                                            Title: Executive Director


                                       WACHOVIA BANK, N.A.,

                                         by
                                            /s/    David L. Driggers
                                            ------------------------------------
                                            Name:  David L. Driggers
                                            Title: Managing Director


                                       WEBSTER BANK,

                                         by
                                            /s/    John Gilsenan
                                            ------------------------------------
                                            Name:  John Gilsenen
                                            Title: Vice President


                                       WELLS FARGO BANK, N.A.,

                                         by
                                            /s/    Tyler Harvey
                                            ------------------------------------
                                            Name:  Tyler Harvey
                                            Title: Vice President